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                                                                   Exhibit 10.13
                                                                   -------------

                         RELEASE AND PAY-OFF AGREEMENT


         THIS RELEASE AND PAY-OFF AGREEMENT (the "Agreement") is entered into on October 23, 1997 by and among TKO Finance Corporation ("Lender") and ICON Holdings Corp., a Delaware corporation, ("Borrower"), ICON Capital Corp., a Connecticut corporation, ICON Financial Corp., a Delaware corporation, ICON Funding Corp., a Delaware corporation and ICON Securities Corp., a New York corporation (collectively referred to herein as "Corporate Guarantors"), Beaufort J.B. Clarke, Linda A. Clarke, Thomas W. Martin, Lynn Martin, Paul B. Weiss and Linnea Weiss (collectively, the "Individual Guarantors"). Borrower, Corporate Guarantors and Individual Guarantors are sometimes collectively referred to herein as "Loan Parties".

                                   RECITALS:
                                   --------

         WHEREAS, Borrower and Lender have entered into that certain Loan and Security Agreement dated as of June 20, 1997, as amended (the "Loan Agreement"), pursuant to which Lender made certain financial accommodations available to Borrower (any capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement); and

         WHEREAS, Corporate Guarantors and Individual Guarantors (collectively, "Guarantors") have executed guaranties of payment and performance of the liabilities and obligations under the Loan Documents; and

         WHEREAS, the Loan Documents prohibit prepayment of principal and interest thereunder; and

         WHEREAS, Borrower and Lender have entered into that certain Put and Call Agreement dated as of June 20, 1997; and

         WHEREAS, Borrower desires to effect an initial public offering of $100 million of its stock and has requested that Lender accept a prepayment of the indebtedness under the Loan Documents and accept a termination of all rights under the Put and Call Agreement; and

         WHEREAS, Lender and Loan Parties desire to enter into this Agreement to set forth the terms and conditions upon which Lender agrees to accept such prepayment and terminate the Put and Call Agreement.

         NOW THEREFORE, in consideration of the foregoing Recitals, each of which is made a part hereof, the parties do hereby agree as follows:

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     1.   Pay-Off Amount.
          --------------

     (a) Assuming that the payments of principal and interest due prior to the date payment is actually received have been timely paid and that no Event of Default or Unmatured Default has occurred and is continuing under the terms of the Loan Documents, the amount necessary to pay all liabilities, obligations and indebtedness under the terms of the Loan Agreement, the other Loan Documents and the Put and Call Agreement (collectively, the "Payoff Amount") is:

          (i)     Principal and Interest. An amount equal to the unpaid
                  ----------------------
                  principal balance, determined by reference to the Amortization Schedule, attached hereto as Exhibit A plus all accrued but
                                               ---------
                  unpaid interest.

          (ii)    Pre-Payment Fee. A pre-payment fee in an amount equal to
                  ---------------
                  $226,328; plus

          (iii)   Redemption Fee. A Redemption Fee for the Class B non-voting
                  --------------
                  shares of stock in an amount equal to $349,545; plus

          (iv)    Per Deim. In the event payment is not received on or before
                  --------
                  12:00 noon, Chicago Time, January 1, 1998, add a per deim charge of $111.66, for each additional day or part thereof, until payment of the Pay-Off amount is received.

     (b) The terms of this letter shall expire on March 31, 1998. If the Payoff Amount is not received on or before 12:00 PM on such date, this letter must be amended by written amendment signed by Lender.

     (c) In consideration of entering into this Agreement, concurrently herewith, Borrower shall pay to Lender a commitment fee in an amount equal to $5,000.

     (d) All payments due hereunder must be made by wire transfer of the Payoff Amount to the following account:

     First Chicago National Bank
     Chicago, IL
     ABA #071 000013
     For the Account of TKO Finance Corporation
     Account No. 119 289 86
     Attn: Joan Cline

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     2.   Termination and Release By Lender.
          ---------------------------------

     (a)  Upon payment of the Payoff Amount in accordance with the terms of
Section 1, (i) the Loan Agreement and the Loan Documents shall be and are hereby terminated, canceled and of no further force and effect, except for those provisions of the Loan Documents relating to the Surviving Obligations (defined below), (ii) all security interests and liens upon any and all properties and assets of Borrower and/or Guarantors heretofore granted by Borrower and/or Guarantors to Lender pursuant to the Loan Documents and/or the Put and Call Agreement shall be and are hereby released and terminated, and (iii) the certificate evidencing all shares of Class B stock of Borrower owned by Lender shall be and are tendered to Borrower for redemption.

     (b)  Upon receipt of the Pay-Off Amount in accordance with the terms of
Section 1, Lender will deliver: (i) executed releases and Uniform Commercial Code termination statements pertaining to the liens and security interests of Lender in certain property of Borrower and Guarantors, (ii) the original certificates of stock pledged to secure payment of the Secured Obligations,
(iii) the promissory note shall be marked paid in full and delivered to Borrower, (iv) a release of all guarantees, (v) such other termination statements, releases and other agreements, in form and substance reasonably satisfactory to Borrower and/or Guarantors, as such parties may request in connection with Lender's release and termination of its liens and security interests in the property of Borrower and/or Guarantors, and (vi) the certificate evidencing all of the Class B stock owned by Lender shall be tendered to Borrower for redemption and cancellation.

     3.   Release by Loan Parties. Upon payment of the Pay-Off Amount, Borrower
          -----------------------
and Guarantors hereby, jointly and severally, release, discharge and acquit Lender, its officers, directors, agents, attorneys and employees and its and their respective successors and assigns, from all obligations and any and all claims, demands, debts, accounts, contracts, liabilities, actions and causes of actions, whether in law or in equity, that Borrower and/or Guarantors at any time had or has arising or relating to the Loan Documents, or that its successors and assigns hereafter can or may have against Lender, its officers, directors, agents, attorneys or employees and its and their respective successors and assigns, except for obligations of Lender under this Agreement.

     4.   Surviving Obligations. Notwithstanding anything to the contrary
          ---------------------
contained herein, neither Borrower nor Guarantors are released from, and hereby ratify and confirm their respective continuing liability to Lender for full and indefeasible payment and performance of, the following (collectively, the "Surviving Obligations"):

          (a) all obligations of Borrower and Guarantors to Lender hereunder, including without limitation, the obligations described in Sections 4 and 5 hereof; and

          (b) all indemnification obligations, reimbursement obligations and other obligations in favor of Lender that, pursuant to the express terms of the Loan Documents as in effect immediately prior to the effectiveness hereof, survive the termination of the Loan Documents under which they arise; and

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          (c) Borrower shall reimburse Lender for all costs and expenses incurred in connection with the negotiation, execution and performance of this Agreement, including but not limited to reasonable attorney's fees and filing fees.

     5.   Indemnification for Returned Items and Related Expenses. Borrower and
          -------------------------------------------------------
Guarantors, jointly and severally, agree to indemnify Lender from any and all loss, cost, damage or expense (including attorneys' fees) which Lender may suffer or incur at any time as a result of any non-payment, claim, refund or dishonor of any checks or other similar items which have been credited by Lender for the account of Borrower on or prior to the date on which Lender receives the Payoff Amount, together with any expenses or other charges incident thereto and, in addition, Borrower agrees to pay Lender on demand all costs and expenses (including attorneys' fees and legal expenses) incurred in connection with this Agreement, and any instruments or documents contemplated hereunder.

     6.   Reinstatement. Notwithstanding anything to the contrary contained
          -------------
herein, in the event any payment made to, or other amount of value received by, Lender from or for the account of Borrower and/or Guarantors is voided, rescinded, set aside or must otherwise be returned or repaid by Lender whether in any bankruptcy, reorganization, insolvency or similar proceeding involving Borrower or otherwise, the indebtedness intended to be repaid thereby shall be reinstated (without any further action by any party) and shall be enforceable against Borrower. In such event, Borrower and Guarantors shall be and remain liable to Lender for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender.

     7.   Counterparts. This Agreement may be signed in one or more
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one agreement, binding on all of the parties hereto notwithstanding that all of the parties hereto are not signatories to the same counterpart. Each of the undersigned parties authorizes the assembly of one or more original copies of this Agreement through the combination of the several executed counterpart signature pages with one or more bodies of this Agreement, including the Exhibits, if any, to this Agreement. Each such compilation of this Agreement shall constitute one original of this Agreement. Notwithstanding the foregoing, in the event this Agreement is executed by all parties hereto other than Linda A. Clarke, Lynn Martin and Linnea Weiss, this Agreement shall, nonetheless, be binding upon all parties which are signatory hereto, including Lender, and Borrower shall use its best efforts to deliver the signatures of Linda A. Clarke, Lynn Martin and Linnea Weiss within ten (10) business days after the execution hereof by all other parties.

     8.   Fax Execution. For purposes of negotiating and finalizing this
          -------------
Agreement (including any subsequent amendments thereto), any signed document transmitted by facsimile machine ("FAX") shall be treated in all manner and respects as an original document. The signature of any party by FAX shall be considered for these purposes as an original signature. Any such FAX document shall be considered to have the same binding legal effect as an original document, provided that an original of the faxed document was mailed by first class U.S. Mail or personally delivered to the recipient, on the date of its transmission with proof of the fax transmission. Any FAX document subject to this Agreement shall be re-executed by both parties in an original form. The undersigned

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parties hereby agree that neither shall raise the use of the FAX or the fact that any signature or document was transmitted or communicated through the use of a FAX as a defense to the formation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Release and Pay-Off Agreement as of the date written above.

BORROWER:
--------

ICON Holdings Corp., a Delaware corporation


BY:
   ------------------------------------
Title:
      ---------------------------------

GUARANTORS:

ICON Capital Corp., a Connecticut corporation


BY:
   ------------------------------------
Title:
      ---------------------------------

ICON Financial Corp., a Delaware corporation


BY:
   ------------------------------------
Title:
      ---------------------------------

ICON Funding Corp., a Delaware corporation


BY:
   ------------------------------------
Title:
      ---------------------------------

ICON Securities Corp., a New York corporation


BY:
   ------------------------------------
Title:
      ---------------------------------


                          (SIGNATURE PAGE CONTINUED)

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--------------------------------------
Beaufort J.B. Clarke


--------------------------------------
Linda A. Clarke


--------------------------------------
Thomas W. Martin


--------------------------------------
Lynn Martin


--------------------------------------
Paul B. Weiss


--------------------------------------
Linnea Weiss



LENDER:

TKO Finance Corporation

BY:
   -----------------------------------
Title:
      --------------------------------

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